Reporting entity	12 Months Ended
Mar. 31, 2026
Disclosure of reporting entity [Abstract]
Reporting entity

1.       Reporting entity

Sify Technologies Limited (“Sify” or “the Company”) is a Company domiciled in India. The address of the Company’s registered office is 2nd Floor, Tidel Park, 4, Canal Bank Road, Taramani, Chennai – 600113, India. The Company and its subsidiaries Sify Technologies (Singapore) Pte. Limited, Sify Technologies North America Corporation, Sify Data and Managed Services Limited, Sify Infinit Spaces Limited, Sify Digital Services Limited and SKVR Software Solution Private Limited (are together referred to as the ‘Group’ and individually as ‘Group entities’). The Group offers converged Information and Communication Technology (ICT) solutions comprising Network- Connectivity services, Data Center services and Digital Services which include Cloud and Managed services, Applications Integration services. The Company was incorporated on December 12, 1995 and its ADRs are listed on the NASDAQ Capital Market. The financial statements are for the Group consisting of Sify Technologies Limited (the 'Company') and its subsidiaries.

On October 17, 2025, SISL, one of our subsidiaries, publicly filed a draft red herring prospectus with the Securities and Exchange Board of India, BSE Limited, and the National Stock Exchange of India Limited, in connection with its proposed IPO. The proposed IPO is expected to include a new issue of SISL equity shares aggregating up to ₹25,000 million and an offering of equity shares aggregating up to ₹12,000 million by certain existing and eligible shareholders of SISL. The IPO is subject to receipt of requisite regulatory approvals, market conditions and other applicable considerations.